UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 14, 2000

                        Investment Properties Associates
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          New York                      0-5537                13-2647723
          --------                      ------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)            Identification No.)


60 East 42nd Street, New York, New York                         10165
---------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (212) 687-6400

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 16, 1999, the Company concluded its sale of 1440 Broadway, New York, New York for $152,000,000 to 1440 Broadway Partners LLC, a Delaware limited liability company.

The Company used the sale proceeds to first pay mortgage debt, closing costs and other commitments, aggregating approximately $40,000,000. Thereafter, on December 20, 1999, one-half of the net proceeds were distributed to the Company's general and special limited partners. On January 18, 2000, the remainder of the net proceeds were distributed to holders of record of the Company's participations of partnership interests (PPIs) as of the close of business on December 31, 1999.

The special distribution amounted to $78.04878 per PPI. It was primarily paid using the proceeds from the sale of 1440 Broadway.

DOCUMENTS INCORPORATED BY REFERENCE:

The Exhibits listed below have been heretofore filed by the Company and are hereby incorporated herein by reference:

13 (a) Form 10-K of Investment Properties Associates previously filed for the fiscal year ended December 31, 1998.

13 (b) Form 10-Q of Investment Properties Associates previously filed for the quarterly period ended September 30, 1999.

19 (a) Form 8-K of Investment Properties Associates previously filed on October
       7, 1999.

19 (b) Form 8-K of Investment Properties Associates previously filed on December
       16, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Pro forma financial information.

                        Investment Properties Associates
                        Pro Forma Financial Information
                                   (Unaudited)



The accompanying financial statements present the unaudited pro forma balance sheet of Investment Properties Associates as of September 30, 1999 and the unaudited pro forma statements of income for the year ended December 31, 1998 and the nine months ended September 30, 1999.

The unaudited pro forma balance sheet as of September 30, 1999 is presented as if the sale of the 1440 Broadway property had occurred on September 30, 1999. The unaudited pro forma statements of income for the year ended December 31, 1998 and the nine months ended September 30, 1999 are presented as if the sales of the 1180 Raymond Boulevard Property (sold on January 22, 1998), the Chicago properties (sold on September 28, 1998), the Mojud property (sold on April 14,
1999), the Midland property (sold on May 18, 1999), and the 1440 Broadway property (sold on December 16, 1999) had occurred as of January 1, 1998 and carried forward through September 30, 1999.

The pro forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the aforementioned sales had been consummated at the beginning of the period presented, nor does it purport to represent the financial position and results of operations for future periods. The pro forma information should be read in conjunction with the historical financial statements of Investment Properties Associates.

                                              Investment Properties Associates
                                                  Pro Forma Balance Sheet
                                                     September 30, 1999
                                                        (Unaudited)

                                                               IPA         /----Pro Forma Adjustments----/
                                                            Historical                                           Pro Forma
                                                               (A)              (B)               (C)            Condensed
                                                         -------------------------------------------------------------------
Assets
      Real estate at cost                                  $65,370,645      $(23,758,942)    $          --      $ 41,611,703
      Less: Accumulated depreciation and amortization      (41,628,197)       14,668,256                --       (26,959,941)
                                                         -------------------------------------------------------------------
                                                            23,742,448        (9,090,686)               --        14,651,762

      Cash and cash equivalents                             13,986,507                --       129,835,983       143,822,490
      Due from managing agent (Helmsley Spear, Inc.)         2,901,928                --                --         2,901,928
      Receivables, principally from rentals                    442,000                --                --           442,000
      Deferred rent receivable                               1,852,875                --                --         1,852,875
      Other deferred charges, including
      deferred leasing commissions                           7,196,120        (2,523,605)               --         4,672,515
                                                         -------------------------------------------------------------------
                                                           $50,121,878      $(11,614,291)     $129,835,983      $168,343,570
                                                         ===================================================================

Liabilities and partners capital (deficiency)
      Accounts payable                                         903,769                --                --           903,769
      Accrued real estate taxes                              1,571,171                --                --         1,571,171
      Accrued interest                                         139,338                --          (111,004)           28,334
      Distributions payable to General
      Partners, Special Limited
      Partners and Limited Partners                             81,671                --                --            81,671
      Sundry liabilities and other accrued expenses            884,341                --                --           884,341
      Mortgages payable                                     21,347,488                --       (17,347,488)        4,000,000
      Deposits and rent received in advance                  1,782,047                --                --         1,782,047
                                                         -------------------------------------------------------------------
                                                            26,709,825                --       (17,458,492)        9,251,333

      Partners capital (deficiency):                        23,412,053       (11,614,291)      147,294,475       159,092,237

                                                         -------------------------------------------------------------------
                                                           $50,121,878      $(11,614,291)     $129,835,983      $168,343,570
                                                         ===================================================================



The accompanying notes and management's assumptions are an integral part of this statement.

                        Investment Properties Associates
                        Notes to Pro Forma Balance Sheet
                               September 30, 1999
                                   (Unaudited)




(A) Represents the historical balance sheet of Investment Properties Associates at September 30, 1999.

(B) Represents adjustment to remove the basis of the real estate assets of the 1440 Broadway property as if such had been sold on September 30, 1999.

(C) To record net cash proceeds from sale of the 1440 Broadway property as if such had been sold on September 30, 1999.

          Sales price                                          $152,000,000
          Closing Costs                                          (4,705,525)
          Principal repayments on mortgages                     (17,347,488)
          Accrued interest on mortgages at
          September 30, 1999                                       (111,004)
                                                               ------------
                                                               $129,835,983
                                                               ============

                                                  Investment Properties Associates
                                                    Pro Forma Statement of Income
                                                Nine Months Ended September 30, 1999
                                                             (Unaudited)


                                        IPA         /------------Pro Forma Adjustments----------------------/
                                     Historical                                                                       Pro Forma
                                        (A)              (B)              (C)           (D)          (E)              Condensed
                                   ---------------------------------------------------------------------------------------------
 Revenue
      Gross revenue from real
      estate                        $24,063,487     $ (9,973,482)        $     --       $    --      $        --     $14,090,005
      Interest                          415,780           (6,251)              --            --               --         409,529
                                   ---------------------------------------------------------------------------------------------
                 Total Revenue       24,479,267       (9,979,733)              --            --               --      14,499,534

Expenses
      Leasehold rentals                      --               --               --            --               --              --
      Real estate taxes               3,570,645       (1,866,376)              --            --               --       1,704,269
      Interest on mortgages           1,302,097         (621,747)        (422,517)           --               --         257,833
      Other expenses                  7,331,350       (2,704,447)              --            --               --       4,626,903
      Co-owners share of income              --               --               --            --               --              --
      Depreciation and
      amortization of real estate     1,374,248         (354,462)              --            --               --       1,019,786
      Amortization of mortgage
      refinancing costs                   1,593             (733)              --            --               --             860
                                   ---------------------------------------------------------------------------------------------
                 Total Expenses      13,579,933       (5,547,765)        (422,517)           --               --       7,609,651
                                   ---------------------------------------------------------------------------------------------
Income before items shown below      10,899,334       (4,431,968)         422,517            --               --       6,889,883

Gain on sale of real estate           5,995,855       (5,995,855)              --            --               --              --
                                   ---------------------------------------------------------------------------------------------
                                     16,895,189      (10,427,823)         422,517            --               --       6,889,883

Guaranteed payments required
under the Limited Partnership
Agreement
      To the Limited Partner             11,250               --               --            --               --          11,250
      To the General and Special
      Limited Partners                  193,699               --               --       (47,124)              --         146,575
                                   ---------------------------------------------------------------------------------------------
                                        204,949               --               --       (47,124)              --         157,825

                                   ---------------------------------------------------------------------------------------------
Net Income Transferred to the
Partners Capital Accounts           $16,690,240     $(10,427,823)        $422,517       $47,124               --     $ 6,732,058
                                   =============================================================================================

 Net income allocable as follows
 (based on terms of the Limited
 Partnership Agreement)
       General Partners             $    96,235                                                      $   (64,818)    $    31,417
       Special Limited Partners       8,652,385                                                       (5,827,666)      2,824,719
       Limited Partners               7,941,620                                                       (4,065,698)      3,875,922
                                   ------------                                                      -----------    ------------
                                    $16,690,240                                                      $ 9,958,182     $ 6,732,058
                                   ============                                                      ===========    ============
         Net Income per
         Participation
         Interest (820,000
         units outstanding):        $    9.6849                                                                      $    4.7267
                                   ============                                                                     ============

The accompanying notes and management's assumptions are an integral part of this statement.

                        Investment Properties Associates
                     Notes to Pro Forma Statement of Income
                      Nine months ended September 30, 1999
                                   (Unaudited)


(A) Represents the historical statement of income of Investment Properties Associates for the nine months ended September 30, 1999.

(B) Represents adjustment to remove the results of operations and gain on sale of the Mojud, Midland and 1440 Broadway properties as if such had been sold on January 1, 1998.


                                                            Mojud        Midland        1440 B'way       Total
                                                        ---------------------------------------------------------
         Revenue
               Gross revenue from real estate            $  315,445       $     --      $9,658,037    $ 9,973,482
               Interest                                       4,893             --           1,358          6,251
                                                        ---------------------------------------------------------
                    Total Revenue                           320,338             --       9,659,395      9,979,733

         Expenses
               Real estate taxes                             52,813          5,477       1,808,086      1,866,376
               Interest on mortgages                             --             --         621,747        621,747
               Other expenses                               127,232         23,099       2,554,116      2,704,447
               Co-owners share of income                         --             --              --             --
               Depreciation and amortization of
               real estate                                    7,565             --         346,897        354,462
               Amortization of mortgage
               refinancing costs                                 --             --             733            733
                                                        ---------------------------------------------------------
                    Total Expenses                          187,610         28,576       5,331,579      5,547,765
                                                        ---------------------------------------------------------
         Income before items shown below                    132,728        (28,576)      4,327,816      4,431,968

         Gain on sale of real estate                      5,580,101        415,754              --      5,995,855
                                                        ---------------------------------------------------------
         Net Income                                      $5,712,829       $387,178      $4,327,816    $10,427,823
                                                        =========================================================


(C) To adjust for interest expense which would have been avoided if mortgage debt had been repaid using the proceeds from sale of the 1440 Broadway property if such property had been sold on January 1, 1998.

(D)   To adjust the guaranteed payments required under the Limited Partnership
      Agreement.

          Supervisory fee (.05% of gross revenue from real estate)
          Amount reflected in historical statement of income           $117,574
          Amount as recalculated (14,090,005 x .005)                     70,450
                                                                       --------
          Amount of pro forma adjustment                               $(47,124)
                                                                       ========

(E)   To adjust the allocation of income under the Limited Partnership
      Agreement.


                                                  Investment Properties Associates
                                                    Pro Forma Statement of Income
                                                    Year Ended December 31, 1998
                                                             (Unaudited)

                                                  IPA         /---------------------- Pro Forma Adjustments ---------------/
                                               Historical
                                                  (A)                (B)               (C)            (D)           (E)
                                             -------------------------------------------------------------------------------
Revenue
      Gross revenue from real estate         $ 43,454,081     $ (12,948,953)     $(13,946,074)   $         --   $         --
      Interest                                    917,010            (5,095)           (3,059)
                                            --------------------------------------------------------------------------------
              Total Revenue                    44,371,091       (12,954,048)      (13,949,133)             --             --

Expenses
      Leasehold rentals                           409,095          (409,095)               --              --             --
      Real estate taxes                         7,149,045        (2,379,429)       (2,560,734)             --             --
      Interest on mortgages                     3,842,192               (99)       (1,077,085)             --             --
      Other expenses                           17,256,147        (7,980,687)       (4,116,070)             --             --
      Co-owners share of income                    25,027           (25,027)               --              --             --
      Depreciation and amortization of
         real estate                            3,881,922          (693,501)         (537,407)             --             --
      Amortization of mortgage refinan-
         ing costs                                 24,323                --            (4,396)             --             --
                                            --------------------------------------------------------------------------------
              Total Expenses                   32,587,751       (11,487,838)       (8,295,692)             --             --
                                            --------------------------------------------------------------------------------
Income before items shown below                11,783,340        (1,466,210)       (5,653,441)             --             --

Gain on sale of real estate                   101,295,596      (101,295,596)               --     106,563,085    135,781,563
                                            --------------------------------------------------------------------------------
                                              113,078,936      (102,761,806)       (5,653,441)    106,563,085    135,781,563

Guaranteed payments required under the
  Limited Partnership Agreement
      To the Limited Partner                       15,000                --                --              --             --
      To the General and Special Limited
        Partners                                  316,203                --                --              --             --
                                            --------------------------------------------------------------------------------
                                                  331,203                --                --              --             --

                                            --------------------------------------------------------------------------------
Net Income Transferred to the Partners
  Capital Accounts                           $112,747,733     $(102,761,806)     $ (5,653,441)   $106,563,085   $135,781,563
                                            ================================================================================

Net income allocable as follows (based on
terms of the Limited Partnership Agreement)
      General Partners                       $    694,652
      Special Limited Partners                 62,455,572
      Limited Partners                         49,597,509
                                            -------------
                                             $112,747,733
                                            =============


Net Income per Participation Interest
(820,000 units outstanding):                 $    60.4848
                                            =============


                                              /----------- Pro Forma Adjustments ----------/
                                                                                                    Pro Forma
                                                 (F)                (G)               (H)           Condensed
                                            ------------------------------------------------------------------
Revenue
      Gross revenue from real estate           $       --          $     --      $         --     $ 16,559,054
      Interest                                                                                         908,856
                                            ------------------------------------------------------------------
              Total Revenue                            --                --                --       17,467,910

Expenses
      Leasehold rentals                                --                --                --               --
      Real estate taxes                                --                --                --        2,208,882
      Interest on mortgages                    (2,420,286)               --                --          344,722
      Other expenses                                   --                --                --        5,159,390
      Co-owners share of income                        --                --                --               --
      Depreciation and amortization of
         real estate                                   --                --                --        2,651,014
      Amortization of mortgage refinan-
         ing costs                                     --                --                --           19,927
                                            ------------------------------------------------------------------
              Total Expenses                   (2,420,286)               --                --       10,383,935
                                            ------------------------------------------------------------------
Income before items shown below                 2,420,286                --                --        7,083,975

Gain on sale of real estate                            --                --                --      242,344,648
                                            ------------------------------------------------------------------
                                                2,420,286                --                --      249,428,623

Guaranteed payments required under the
  Limited Partnership Agreement
      To the Limited Partner                           --                --                --           15,000
      To the General and Special Limited
        Partners                                       --          (131,908)               --          184,295
                                            ------------------------------------------------------------------
                                                       --          (131,908)               --          199,295

                                            ------------------------------------------------------------------
Net Income Transferred to the Partners
  Capital Accounts                             $2,420,286          $131,908      $         --     $249,229,328
                                            ==================================================================

Net income allocable as follows (based on
terms of the Limited Partnership Agreement)
      General Partners                                                           $    787,888     $  1,482,540
      Special Limited Partners                                                     70,838,286      133,293,858
      Limited Partners                                                             64,855,421      114,452,930
                                                                                -------------    -------------
                                                                                 $136,481,595     $249,229,328
                                                                                =============    =============


Net Income per Participation Interest
(820,000 units outstanding):                                                                      $   303.9382
                                                                                                 =============

The accompanying notes and management's assumptions are an integral part of this statement.

                        Investment Properties Associates
                     Notes to Pro Forma Statement of Income
                          Year Ended December 31, 1998
                                   (Unaudited)


(A) Represents the historical statement of income of Investment Properties Associates for the year ended December 31, 1998.

(B) Represents adjustment to remove the results of operations and gain on sale of the Chicago properties and the 1180 Raymond Boulevard property as reflected in the historical statement of income for the year ended December 31, 1998, as follows:


                                 59 East
                                   Van            Stone          One North          One
                                  Buren         Container        Dearborne        LaSalle
                              -------------------------------------------------------------
   Revenue
     Gross revenue from
     real estate                $  689,046     $ 1,159,689      $ 6,057,965     $ 3,967,169
     Interest                           --              --               --              --
                              -------------------------------------------------------------
        Total Revenue              689,046       1,159,689        6,057,965       3,967,169

   Expenses
     Leasehold rentals                  --          66,750          330,517              --
     Real estate taxes              97,509         308,791        1,043,986         759,420
     Interest on mortgages              --              --               --              --
     Other expenses                535,771         862,571        3,513,691       2,152,819
     Co-owners share of
     income                             --              --               --              --
     Depreciation and
     amortization of real
     estate                         16,988          75,512           91,250         442,334
     Amortization of
     mortgage refinancing
     costs                              --              --               --              --
                              -------------------------------------------------------------
        Total Expenses             650,268       1,313,624        4,979,444       3,354,573


   Income before items        -------------------------------------------------------------
   shown below                      38,778        (153,935)       1,078,521         612,596

   Gain on sale of real
   estate                        6,297,424      12,326,387       54,864,876      26,298,712
                              -------------------------------------------------------------
   Net Income                   $6,336,202     $12,172,452      $55,943,397     $26,911,308
                              =============================================================


                                 6 North              Total         1180
                                Michigan            Chicago      Raymond           Total
                              -------------------------------------------------------------
   Revenue
     Gross revenue from
     real estate                $1,049,261      $12,923,130     $    25,823     $ 12,948,953
     Interest                           --               --           5,095            5,095
                              --------------------------------------------------------------
        Total Revenue            1,049,261       12,923,130          30,918       12,954,048

   Expenses
     Leasehold rentals                  --          397,267          11,828          409,095
     Real estate taxes             139,462        2,349,168          30,261        2,379,429
     Interest on mortgages              --               --              99               99
     Other expenses                882,808        7,947,660          33,027        7,980,687
     Co-owners share of
     income                         25,027           25,027              --           25,027
     Depreciation and
     amortization of real
     estate                         51,919          678,003          15,498          693,501
     Amortization of
     mortgage refinancing
     costs                              --               --              --               --
                               -------------------------------------------------------------
        Total Expenses           1,099,216       11,397,125          90,713       11,487,838


   Income before items         -------------------------------------------------------------
   shown below                     (49,955)       1,526,005         (59,795)       1,466,210

   Gain on sale of real
   estate                          896,497      100,683,896         611,700      101,295,596
                               -------------------------------------------------------------
   Net Income                   $  846,542     $102,209,901     $   551,905     $102,761,806
                              ==============================================================

(C) Represents adjustment to remove the results of operations of the Mojud, Midland and 1440 Broadway properties as reflected in the historical statement of income for the year ended December 31, 1998, as follows:


                                                         Mojud           Midland           1440 B'way           Total
                                                     ------------------------------------------------------------------
      Revenue
         Gross revenue from real estate               $1,082,386          $     --        $12,863,688       $13,946,074
         Interest                                             --                --              3,059             3,059
                                                     ------------------------------------------------------------------
               Total Revenue                           1,082,386                --         12,866,747        13,949,133

      Expenses
         Leasehold rentals                                    --                --                 --                --
         Real estate taxes                               187,769            13,140          2,359,825         2,560,734
         Interest on mortgages                                --                --          1,077,085         1,077,085
         Other expenses                                  401,816            40,350          3,673,904         4,116,070
         Co-owners share of income                            --                --                 --                --
         Depreciation and amortization of real
         estate                                           27,300                --            501,107           537,407
         Amortization of mortgage refinancing
         costs                                                --                --              4,396             4,396
                                                     ------------------------------------------------------------------
               Total Expenses                            616,885            53,490          7,625,317         8,295,692
                                                     ------------------------------------------------------------------
      Income before items shown below                    465,501           (53,490)         5,241,430         5,653,441

      Gain on sale of real estate                             --                --                 --                --
                                                     ------------------------------------------------------------------
      Net Income                                      $  465,501          $(53,490)       $ 5,241,430       $ 5,653,441
                                                     ==================================================================

(D) To reflect the gain on sale of the 1180 Raymond property (sold January 22, 1998), the Chicago properties (sold September 28, 1998), the Mojud property (sold on April 14, 1999), and the Midland property (sold on May 18, 1999) as if such sales had occurred on January 1, 1998.

                                                   1180            Chicago
                                                 Raymond          Properties           Mojud           Midland            Total
                                             ---------------------------------------------------------------------------------------
      Gain as originally reported                 $611,700      $100,683,896          $5,580,101         $415,754      $107,291,451
      Deduct: Depreciation and
      amortization taken from January 1,
      1998 through date of sale:
         Year ended December 31, 1998              (15,498)         (678,003)            (27,300)              --        (1,239,700)
         Nine months ended September 30, 1999           --                --              (7,565)              --          (355,195)
                                             ---------------------------------------------------------------------------------------
      Amount of pro forma adjustment              $596,202      $100,005,893          $5,545,236         $415,754      $106,563,085
                                             =======================================================================================


(E) To reflect the gain on sale of the 1440 Broadway property (sold on December 16, 1999) as if such sale had occurred on January 1, 1998.

                                                        1440 Broadway
                                                        -------------
      Gain on sale                                       $136,648,092
      Deduct: Depreciation and amortization
      taken from January 1, 1998 through
      date of sale:
         Year ended December 31, 1998                        (518,899)
         Nine months ended September 30, 1999                (347,630)
                                                         ------------
      Amount of pro forma adjustment                     $135,781,563
                                                         ============

(F) To adjust interest expense to reflect mortgage debt which would have been repaid on January 1, 1998 from the proceeds from the sale of properties.

(G) To adjust supervisory fees to the General and Special Limited Partners based upon gross revenue from real estate.

          Supervisory fee (.05% of gross revenue from real estate)
          Amount reflected in historical statement of income          $ 214,703
          Amount as recalculated (16,559,054 x .005)                     82,795
                                                                      ---------
          Amount of pro forma adjustment                              $(131,908)
                                                                      =========

(H) To adjust the allocation of income among the General Partners, Special Limited Partners and Limited Partner.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INVESTMENT PROPERTIES
                                             ASSOCIATES

                                            BY /s/ Irving Schneider
                                               ---------------------------------
                                               Irving Schneider, General Partner


Date:  February 14, 2000